SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                               __________________


                                  FORM 8-K

                               CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported):   October 13, 1998


                               Aqua Alliance Inc.
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             (Exact Name of Registrant as Specified in Charter)



              Delaware               033-017921          13-3418759
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    (State or Other Jurisdiction    (Commission         (IRS Employer
         of Incorporation)          File Number)     Identification No.)



    30 Harvard Mill Square, Wakefield, Massachusetts            01880
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      (Address of Principal Executive Offices)                (Zip Code)


    Registrant's telephone number, including area code:  (781) 246-5200


                     Air & Water Technologies Corporation
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        (Former Name or Former Address, if Changed Since Last Report)




 ITEM 5.   OTHER EVENTS

           On October 13, 1998, Air & Water Technologies Corporation (the "Company") announced that, effective as of October 13, 1998, Aqua Alliance Inc. is the new name for the Company which has been newly restructured and will be headquartered in Wakefield, Massachusetts. On October 13, 1998, the Company issued a press release announcing the new name and the restructuring. A copy of the press release is attached hereto as Exhibit
 99.1 and is incorporated by reference herein.


 ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
           EXHIBITS

           (c)  Exhibits

                99.1 - Press release of the Company dated October 13, 1998.



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AQUA ALLIANCE INC.


                                        By: /s/ Alain Brunais
                                           --------------------------------
                                           Name:  Alain Brunais
                                           Title: Senior Vice President and
                                                    Chief Financial Officer


 Date:   October 14, 1998



                               EXHIBIT INDEX


 EXHIBIT NO.                DESCRIPTION                         PAGE NO.
 -----------                -----------                         --------
   99.1          Press release of the Company dated                 5
                    October 13, 1998.